Amendment

A filing whenever a business entity is required to make a change to the original Articles of Organization.

Prepared by incfile

Wyoming Secretary of State
Herschler Building East, Suite 101
122 W 25th Street
Cheyenne, WY 82002-0020
Ph. 307.777.7311
Email: Business@wyo.gov

WY Secretary of State
FILED: 09/29/2023 10:48 AM
Original ID: 2019-000875035
Amendment ID: 2023-004384151

Profit Corporation
Articles of Amendment

1. Corporation name:
(Name must match exactly to the Secretary of State's records.)

FOMO CORP

2. Article number(s) I, III, IV is amended as follows:
See checklist below for article number information.

ARTICLE I. The name of the corporation has changed to: FOMO WORLDWIDE, INC.

ARTICLE III.The mailing address of the corporation has changed to: 831 W North Ave. Pittsburgh, PA 15233

ARTICLE IV. The principal office address of the corporation has changed to: 831 W North Ave. Pittsburgh, PA 15233

3. If the amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment if not contained in the amendment itself which may be made upon facts objectively ascertainable outside the articles of amendment.

4. The amendment was adopted on 09/07/2023
(Date – mm/dd/yyyy)

RECEIVED
SEP 13 2023
WYOMING
SECRETARY OF STATE

5. Approval of the amendment: *(Please check __only one__ appropriate field to indicate the party approving the amendment.)*

☑ __Shares were *not* issued__ and the board of directors or incorporators have adopted the amendment.

OR

☐ __Shares were issued__ and the board of directors have adopted the amendment *without shareholder approval*, in compliance with W.S. 17-16-1005.

OR

☐ __Shares were issued__ and the board of directors have adopted the amendment *with shareholder approval*, in compliance with W.S. 17-16-1003.

Signature: Vikram Grover

(May be executed by Chairman of Board, President or another of its officers.)

Date: 09/07/2023

(mm/dd/yyyy)

Print Name: Vikram Grover

Title: President

Contact Person: Lovette Dobson

Daytime Phone Number: 888-462-3453

Email: EFILE1234@INCFILE.COM

***(An email address is required.** Email(s) provided will receive important reminders, notices and filing evidence.)*

__Checklist__

☒ ***Filing Fee: $60.00*** Make check or money order payable to Wyoming Secretary of State.

☑ **Processing time is up to 15 business days** following the date of receipt in our office.

☐ *Refer to original articles of incorporation to determine the specific article number being amended or use the next number in sequence if you are adding an article. ***Article number(s) is not the same as the filing ID number.***

☐ Please mail with payment to the address at the top of this form. **This form cannot be accepted via email.**

☐ Please review the form prior to submission. **The Secretary of State's Office is unable to process incomplete forms.**

STATE OF WYOMING
Office of the Secretary of State

I, CHUCK GRAY, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF NAME CHANGE

Current Name: **FOMO WORLDWIDE, INC.**
Old Name: **FOMO CORP**

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **29th** day of **September**, **2023**

Chuck Gray
Secretary of State

By: Erin Rovelli

Filed Date: 09/29/2023

RECEIPT

Wyoming
Secretary of State
Herschler Bldg East, Ste.100 & 101
Cheyenne, WY 82002-0020

RECEIPT INFORMATION

Receipt #: **003230132**
Receipt Date: **09/29/2023**
Processed By: **Erin Rovelli**

INCFILE.COM LLC
17350 STATE HWY 249 STE 220
HOUSTON, TX 77064-1132

DO NOT PAY!
This is not a bill.

Description of Charges	Reference	Quantity	Unit Price	Total
Name Change with Other Changes - Profit Corporation - Domestic	2023-004384151	1	$60.00	$60.00

TOTAL CHARGES PAID **$60.00**

Description of Payment	Reference	Amount
Payment-Check / Money Order	93892	$60.00

TOTAL PAYMENT **$60.00**

In Reference To:
FOMO WORLDWIDE, INC. (2019-000875035); Amendment ID: 2023-004384151

PAD or Billing Questions?
(307) 777-5343
SOSAdminServices@wyo.gov